SUPPLEMENT DATED DECEMBER 23, 2004
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.
SOUTH DAKOTA TAX-FREE FUND, INC.

Dated May 1, 2004

TO THE PROSPECTUS

I.   EffectiveDecember 23, 2004, each Fund has implemented the following redemption fee:

In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% redemption fee on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

II.   The following disclosure has been added under the table on the bottom of page 23 in the prospectus:

In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% redemption fee on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

III.   Under the section entitled “How to Reduce Your Sales Charge” on page 25,the following subsection has been added:

Investments of $1 Million or More

For each Fund,with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% redemption fee on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

TO THE STATEMENT OF ADDITIONAL INFORMATION

I.   Under the section entitled “Rights of Accumulation” on page B-23, the last sentence of the first full paragraph is replaced with the following:

The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the current net asset value.

II.   The following subsection entitled “Investments of $1 Million or More” has been added after the first paragraph on page B-24 of the statement of additional information:

Investments of $1 Million or More

For each Fund,with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% redemption fee on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

III.   The following disclosure has been added under the section entitled “Additional Information on Purchases and Redemptions” on page B-27 of the statement of additional information:

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge.  TheDistributormay pay a commission of 0.75%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million dollars or more.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE